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                                                                    EXHIBIT 10.2


                                   ADDENDUM


          Addendum to lease agreement between MDT, Inc. and D.E. Gressette dated June 1, 1995 for the premises located at 7277 Peppermill Parkway, No. Charleston, S.C. 29418.

          CPI will not be charged and MDT, Inc. agrees to pay $18,000 for the air conditioning unit at $667.00 per month.

          The remainder of $5,994 due on the air conditioning unit, at the end of the current lease, will be paid with the final month's lease payment, unless MDT, Inc. decides to exercise its option and extend the lease, in that case, MDT, Inc. will continue to pay $667.00 per month for the air conditioning unit up to $18,000.

Signed and sealed this [6] day of [July], 1995.
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/s/ MICHAEL J. WILLIAMS                     /s/ RICHARD G. KINSEY
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Witness                                     Richard G. Kinsey


/s/ ROZELLA CARRAWAY                        /s/ D.E. GRESSETTE
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Witness                                     D.E. Gressette